UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2016
 WASHINGTON REAL ESTATE
INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	001-06622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1775 EYE STREET, NW, SUITE 1000, WASHINGTON, DC 20006
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (202) 774-3200
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2016, Washington Real Estate Investment Trust (“Washington REIT”) received the resignation of Wendelin A. White from Washington REIT’s Board of Trustees, such resignation to take effect from and after August 19, 2016. Ms. White advised that her other business activities no longer made it advisable for her to serve on the Washington REIT Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

	By:	/s/ W. Drew Hammond
(Signature)

W. Drew Hammond
Vice President, Chief Accounting Officer
and Controller

August 22, 2016
(Date)